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                                                                EXHIBIT 10.9(i)

                            AMENDMENT NUMBER NINE TO
                          LOAN AND SECURITY AGREEMENT


                 This AMENDMENT NUMBER NINE TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of June 27, 1996 by and between FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and CONCURRENT COMPUTER CORPORATION, a Delaware corporation ("Borrower"), with reference to the following facts:

         A. Foothill and Borrower heretofore have entered into that certain Loan and Security Agreement, dated as of June 29, 1995, that has been amended pursuant to that certain Amendment No. One to the Loan and Security Agreement, dated as of October 17, 1995, that certain Amendment No. Two to the Loan and Security Agreement, dated as of October 12, 1995, that certain Amendment No. Three to the Loan and Security Agreement, dated as of December 6, 1995, that certain Amendment No. Four to the Loan and Security Agreement, dated as of January 25, 1996, that certain Amendment No. Five to the Loan and Security Agreement, dated as of February 16, 1996, that certain Amendment No. Six to the Loan and Security Agreement, dated as of February 27, 1996, that certain Amendment No. Seven to the Loan and Security Agreement, dated as of April 26, 1996, and that certain Amendment No. Eight to the Loan and Security Agreement, dated as of June 11, 1996 (as amended, the "Agreement");

         B. Borrower has requested Foothill to amend the Agreement, among other things, to increase the Maximum Amount of the credit facility and to extend the term of the Agreement;

         C. Foothill is willing to so amend the Agreement in accordance with the terms and conditions hereof; and

         D. All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement, as amended hereby.

                 NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein, Foothill and Borrower hereby agree as follows:


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                 1.       Amendment to the Agreement.

                          a.      The address of Borrower set forth in the
preamble to the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          2101 W. Cypress Creek Road
                          Fort Lauderdale, Florida 33309

                          b.      The definition of "Dilution Reserve" in
Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          "Dilution Reserve" means, as of the date of any determination, a Dollar amount sufficient to reduce Foothill's advance rate against Eligible Accounts by 1 percentage point each for each percentage point by which the amount (expressed as a percentage point and based upon the immediately prior 12 months) of Borrower's Accounts that are subject to bad debt write-downs, credits, or other dilution is in excess of 6%.

                          c.      Subsection (e) of the definition of "Eligible
Accounts" in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          (e) Accounts, in excess of $1,000,000, with respect to which the Account Debtor is the United States or any department, agency, or instrumentality of the United States (exclusive, however, of Accounts with respect to which Borrower has complied, to the satisfaction of Foothill, with the Assignment of Claims Act, 31 U.S.C. Section 3727);

                          d.      The definition of "Maximum Amount" in Section
1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          "Maximum Amount" means $19,950,500.

                          e.      The definition of "Maximum Revolver Amount"
in Section 1.1 of the Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          "Maximum Revolver Amount" means $12,750,000.




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                          f.      Section 1.1 of the Agreement hereby is
amended by adding the following new defined terms in alphabetical order:

                          "Amendment to Mortgage" means that certain Amendment to Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 27, 1996, between Foothill and Borrower in the form attached hereto as Exhibit M-1.

                           "Harris" means Harris Computer Systems Corporation, a Florida corporation.

                           "Harris Acquisition" means the acquisition by Borrower of the real-time computer business and shares of common stock of Harris pursuant to the Purchase and Sale Agreement.

                           "Harris Loan Agreement" means that certain Loan and Security Agreement, dated as of April 1, 1996, between Foothill and Harris.

                           "Ninth Amendment" means that certain Amendment Number Nine to Loan and Security Agreement, dated as of June 27, 1996, between Foothill and Borrower.

                           "Ninth Amendment Closing Date" means the date on which the Harris Acquisition is consummated pursuant to the terms of the Purchase and Sale Agreement.

                           "Purchase and Sale Agreement" means that certain Purchase and Sale Agreement, dated as of March 26, 1996, between Borrower and Harris, as amended by that certain Amendment No. 1 to the Purchase and Sale Agreement, dated as of May 13, 1996, and as further amended by that certain Amendment No. 2 to the Purchase and Sale Agreement, dated as of May 23, 1996.

                          g.      Subsection (a) of Section 2.1 of the
Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          2.1 REVOLVING ADVANCES. (a) Subject to the terms and conditions of this Agreement, Foothill agrees to make revolving advances to Borrower in an amount at any one time outstanding not to exceed the Borrowing Base hereunder. For purposes of this Agreement, "Borrowing Base," as of any date of determination, shall mean the sum of: (i) an amount equal to the lesser of: (x) $12,750,000, (y)(1) 80% of the amount of Eligible Accounts, less (2) the amount of the Dilution Reserve, and (z) an amount equal to 75% of Borrower's domestic cash collections with respect to Accounts for the immediately preceding 90 day period; plus (ii) an





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         amount equal to the lesser of: (y) $1,500,000, and (z) 80% of
         Eligible Unearned Service Accounts; plus (iii) an amount equal to the lowest of: (x)(1) the value of Eligible Raw Materials Inventory plus the value of Eligible Spare Parts Inventory less the amount of the Inventory Reserve, times (2) 25%, (y) 133% of the amount of credit availability created by clauses (i) and (ii) above, and (z) $2,000,000, less an amount equal to (1) $50,000 times (2) the number of months since the Closing Date.

                          h.      Subsection (a) of Section 2.2 of the
Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                          (a) Foothill has agreed to make a term loan to Borrower in the original principal amount of $7,200,500, to be evidenced by and repayable in accordance with the terms and conditions of a promissory note (the "Term Note"), dated June 27, 1996, executed by Borrower in favor of Foothill. The term loan shall be repaid in 35 installments of principal in the following amounts:



                       MONTH                  INSTALLMENT AMOUNT
                    -------------            --------------------
                          1                       $129,250

                    2 through 27                  $139,000

                         28                       $129,250

                    29 through 34                   -0-
                                             (Payments Deferred)

                         35                        Balance

         Each such installment shall be due and payable on the first day of each month commencing on October, 1996 and continuing on the first day of each month thereafter until and including the date on which the unpaid balance of the Term Loan is paid in full. The outstanding principal balance and all accrued and unpaid interest under the Term Loan shall be due and payable upon the termination of this Agreement, whether by its terms, by prepayment, by acceleration, or otherwise. All amounts evidenced by the Term Note shall constitute Obligations.

                          i.      The "Renewal Date" set forth in Section 3.4
of the Agreement hereby is amended to read "August 1, 1999."





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                          j.      Section 3.6 of the Agreement hereby is
deleted in its entirety and the following hereby is substituted in lieu thereof:

                          3.6      EARLY TERMINATION BY BORROWER.  The
         provisions of Section 3.4 that allow termination of this Agreement by Borrower only on the Renewal Date and certain anniversaries thereof notwithstanding, Borrower has the option, at any time upon 90 days prior written notice to Foothill, to terminate this Agreement by paying to Foothill, in cash, the Obligations, together with a premium (the "Early Termination Premium") equal to (a) the Maximum Revolver Amount, plus the then outstanding principal balance of the Term Note as of the date of termination, times (b)(i) 3%, if during the first year following the Ninth Amendment Closing Date, (ii) 1.5%, if during the second year following the Ninth Amendment Closing Date, (iii) 0.75%, if during the third year following the Ninth Amendment Closing Date, and (iv) -0-, if thereafter. The foregoing notwithstanding, in the event Borrower terminates this Agreement in connection with the consummation of a Qualified Transaction, the Early Termination Premium payable shall be equal to 1/2 of the applicable amount otherwise payable. At times other than in connection with the termination of this Agreement, Borrower shall have the right to prepay the Term Note, in whole or in part, upon 10 days prior written notice to Foothill, without penalty or premium, such prepayments to be applied to installments due under the Term Note in the inverse order of their maturity.

                          k. Section 6 of the Agreement hereby is amended by adding the following:

                          6.20 MAINTENANCE OF LETTERS OF CREDIT. If and to the extent that during the term of this Agreement the Letters of Credit, alternative financing, or guaranties are required in connection with the Indebtedness of Concurrent Nippon owing to Sumitomo Bank, Ltd., Mitsubishi Bank, Ltd., and Industrial Bank of Japan, then no later than 45 days prior to the expiry date of the Letters of Credit, Borrower shall either (a) extend the expiry date of the Letters of Credit to on or after the Renewal Date or (b) obtain alternative financing or guaranties in lieu thereof, in each case in accordance with Sections 7.1 and 7.6 hereof; such alternative financing or guaranties to be in form and amount satisfactory to Foothill in its sole discretion.

                          l.      The addresses for notices to Borrower set
forth in Section 12 of the Agreement hereby are deleted in their entirety and the following hereby is substituted in lieu thereof:

                          2101 W. Cypress Creek Road
                          Fort Lauderdale, Florida 33309





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                          m.      Schedules E-1 and 6.14 to the Agreement
hereby are replaced and superceded by revised Schedules E-1 and 6.14 attached hereto.

                 2. Representations and Warranties. Borrower hereby represents and warrants to Foothill that (a) the execution, delivery, and performance of this Amendment and of the Agreement, as amended by this Amendment, are within its corporate powers, have been duly authorized by all necessary corporate action, and are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected, and (b) this Amendment and the Agreement, as amended by this Amendment, constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms.

                 3. Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to the fulfillment, to the satisfaction of Foothill and its counsel, of each of the following conditions on or prior to the Closing Date:

                          a.      Foothill shall have received a term note duly
executed in the form of Exhibit T-1 attached hereto (the "Term Note"), such document to be in full force and effect. Promptly upon receipt of the Term Note, Foothill shall (i) cancel the existing term note, dated June 29, 1995, made by Borrower to the order of Foothill in the original principal amount of $10,000,000 (the "Existing Term Note") and (ii) return the Existing Term Note to Borrower;

                          b.      Foothill shall have received the Amendment
to Mortgage duly executed;

                          c.      Foothill shall have received evidence
satisfactory to it that the Amendment to Mortgage has been recorded in the official records of the county in which the Premises is located;

                          d.      Foothill shall have received appropriate
endorsement(s) to the Title Policy in form satisfactory to Lender;

                          e.      Foothill shall have received a landlord
waiver, in form and substance satisfactory to Foothill, from the lessor of Borrower's leased facility located in Florida; and

                          f.      Foothill shall have received a certificate of
the Secretary of Borrower attesting to the resolutions of Borrower's Board of Directors authorizing the execution, delivery, and performance of the Agreement as amended by this Amendment and authorizing the specific officers of Borrower to execute same;


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                          g.      Foothill shall have received confirmation of
the filing of its financing statements against Borrower in the State of Florida;

                          h.      Foothill shall have received a certificate of
corporate status with respect to Borrower, such certificate to be issued by the appropriate officer of the State of Florida, which certificate shall indicate that Borrower is in good standing in such jurisdiction;

                          i.      Foothill shall have received evidence
satisfactory to it that Borrower and Harris have consummated the Harris Acquisition in accordance with the terms of the Purchase and Sale Agreement;

                          j.      Foothill shall have received a duly executed
amendment to the Harris Loan Agreement, in form and substance satisfactory to Foothill;

                          k.      The representations and warranties in this
Amendment, the Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

                          l.      No Event of Default or event which with the
giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

                          m.      No injunction, writ, restraining order, or
other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against Borrower, Foothill, or any of their Affiliates;

                          n.      No material adverse change in the financial
condition of Borrower or in the value of the Collateral, including that portion of the Collateral acquired by Borrower in connection with the Harris Acquisition, shall have occurred; and

                          o.      All other documents and legal matters in
connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Foothill and its counsel.

                 4. Condition Subsequent. As a condition subsequent to the effectiveness of this Amendment, Borrower shall perform or cause to be performed the following (the failure by Borrower to so perform or cause to be performed constituting an Event of Default):




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                          a.      Foothill and Borrower shall use reasonable
commercial efforts to establish revised financial covenants under Section 6.12 of the Agreement giving effect to the transactions contemplated by this Amendment and to the Harris Acquisition.

                 5. Effect on Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment, of any right, power, or remedy of Foothill under the Agreement, as in effect prior to the date hereof.

                 6. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to Foothill, and take all actions as Foothill may reasonably request from time to time, to perfect and maintain the perfection and priority of Foothill's security interests in the Collateral and to fully consummate the transactions contemplated under this Amendment and the Agreement, as amended by this Amendment.

                 7.       Miscellaneous.

                          a.      Upon the effectiveness of this Amendment,
each reference in the Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          b.      Upon the effectiveness of this Amendment,
each reference in the Loan Documents to the "Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Agreement shall mean and refer to the Agreement as amended by this Amendment.

                          c.      This Amendment shall be governed by and
construed in accordance with the laws of the State of California.

                          d.      This Amendment may be executed in any number
of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                 [Remainder of page intentionally left blank.]



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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed as of the date first written above.


                          FOOTHILL CAPITAL CORPORATION,
                          a California corporation


                          By /s/ Lisa M. Gonzales
                             -----------------------------

                          Title: Assistant Vice President
                                --------------------------


                          CONCURRENT COMPUTER CORPORATION,
                          a Delaware corporation


                          By /s/ Kevin Dell
                             ----------------------------

                          Title: Vice President, General Counsel and Secretary
                                 ---------------------------------------------



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